UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Marathon Patent Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Marathon Patent Group, Inc.

1180 N. Town Center Drive, Suite 100

Las Vegas, NV 89144

October 15, 2019

To the Shareholders of Marathon Patent Group, Inc.:

You are cordially invited to attend Annual Meeting of Shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”), to be held at 10:00 AM local time on November 15, 2019, at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144 to consider and vote upon the following proposals:

1.

To approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of Marathon Patent Group, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019 from the issuance of shares of common stock to be issued in conjunction with the acquisition of 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers from SelectGreen Blockchain Ltd. (the “Nasdaq Marketplace Rule Proposal”);

2.	Approve the election of two Class II Directors for a three-year term expiring in 2022.

3.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019.

4.	To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FOUR PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on October 14, 2019 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on October 14, 2019 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2019 Annual Meeting of shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc. (the “Company”) will be held at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144, on November 15, 2019 beginning at 10:00 AM local time. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.

To approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of Marathon Patent Group, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019 from the issuance of shares of common stock to be issued in conjunction with the acquisition of 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers from SelectGreen Blockchain Ltd. (the “Nasdaq Marketplace Rule Proposal”);

2.	Approve the election of two Class II Directors for a three-year term expiring in 2022.

3.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019.

4.	To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

Shareholders of record at the close of business on October 14, 2019 are entitled to notice of and to vote at the 2019 Annual Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the 2019 Annual Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2019 Annual Meeting, you may revoke your proxy and vote in person.

Dated: October 15, 2019	By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

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TABLE OF CONTENTS

		Page
ABOUT THE ANNUAL MEETING		5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS		20

PROPOSAL NO. 1		21

1.	To approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of Marathon Patent Group, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019 from the issuance of shares of common stock to be issued in conjunction with the acquisition of 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers from SelectGreen Blockchain Ltd. (the “Nasdaq Marketplace Rule Proposal”);

PROPOSAL NO. 2		24

2.	THE ELECTION OF TWO CLASS II DIRECTORS

PROPOSAL NO. 3		25

3.	THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019

PROPOSAL NO. 4		26

4.	To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

APPENDIX A - PROXY CARD		A-1

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MARATHON PATENT GROUP, INC.

1180 N. Town Center Drive, Suite 100

Las Vegas, NV 89144

ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 15, 2019

PROXY STATEMENT

The Board of Directors of Marathon Patent Group, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2019 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144, on November 15, 2019, beginning at 10:00 AM local time. and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about October 14, 2019.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be October 14, 2019, and thus you are entitled to vote at the Company’s 2019 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2019 Annual Meeting. This document and the Appendixes hereto contain important information about the 2019 Annual Meeting and the Company and you should read it carefully.

Who is entitled to vote at the 2019 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2019 Annual Meeting. As of the close of business on the record date, there were 7,853,461 shares of our common stock issued and outstanding and entitled to vote. Each common stock shareholder is entitled to one vote for each share of our common stock held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2019 Annual Meeting to be held on November 15, 2019, and vote your shares in person, rather than signing and returning your proxy.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2019 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2019 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1 to approve any change of control that could result from the potential issuance of securities in the non-public offerings, Proposal 2 to elect two Class II directors and Proposal 4 to transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof are “non-routine matters.”

Proposal 3 to ratify the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019, is a “routine” matter.

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The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our transfer agent’s website: https://www.equitystock.com/shareholders/proxy-voting/marathon-patent-group. If you are a shareholder with shares registered in your name with the Company’s transfer agent, Equity Stock Transfer, on the record date, you may vote in person at the 2019 Annual Meeting or vote by proxy by fax at (646) 201-9006 ATTN: Shareholder Services OR EMAIL: proxy@equitystock.com or internet at proxyvote.equitystock.com or by mail. Whether or not you plan to attend the 2019 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2019 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2019 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2019 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

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What constitutes a quorum for purposes of the 2019 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 7,853,461 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 3,926,731 shares eligible to vote must be present at the 2019 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2019 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2019 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2019 Annual Meeting and voting in person. Attendance alone at the 2019 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

The following votes are required to approve each proposal:

●

Proposal 1 - To approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of Marathon Patent Group, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019 from the issuance of shares of common stock to be issued in conjunction with the acquisition of 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers from SelectGreen Blockchain Ltd. (the “Nasdaq Marketplace Rule Proposal”); “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.

●	Proposal 2 - Election of the Class II directors requires a plurality (the two nominees receiving the most “FOR” votes) of the votes cast at the 2019 Annual Meeting.

●	Proposal 3 - The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.

●	Proposal 4 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.

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Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.marathonpg.com/sec-filings. All materials will remain posted on https://ir.marathonpg.com/sec-filingsat least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2019 Annual Meeting.

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What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2019 Annual Meeting, including the procedures for voting your shares, you should contact David Lieberman, the Company’s Secretary, by telephone at (702) 945-2773.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●

shareholders whose shares are registered in their own name should contact our transfer agent,

shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W. 37thStreet, Suite 601, New York, NY 10018.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 14, 2019: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of October 14, 2019, there were 7,853,461 shares of our common stock outstanding. All share numbers set forth herein take into account our 1:4 reverse stock split effected on April 8, 2019.

Amount and Nature of Beneficial Ownership as of October 14, 2019 (1)
Name and Address of Beneficial Owner (1)	Common Stock		Options (5)	Warrants	Total	Percentage of Common Stock (%)	Perentage of Common Stock (%) after Acquisition (6)

Officers and Directors

Merrick Okamoto (Executive Chairman and CEO)	28,875	(4)	937,500	-	966,375	10.99%	10.01%

David Lieberman (CFO)	3,125		100,000	-	103,125	* %	*

James Crawford (COO)	-		50,000	-	50,000	*	*

Fred Thiel	-		37,500	-	37,500	*	*

Michael Berg	-		62,500	-	62,500	*	*

Michael Rudolph	-		62,500	-	62,500	*	*

All Directors and Executive Officers (six persons)	32,000		1,250,000		1,282,000	16.32%	14.70%

* Less than 1%

(1)

In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of October 14, 2019. In determining the percent of Common Stock owned by a person or entity on October 14, 2019, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on October 14, 2019 and (ii) the total number of shares that the beneficial owner may acquire upon conversion of securities and upon exercise of the warrants and options, subject to limitations on conversion and exercise as more fully described below. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares and such person’s address is c/o Marathon Patent Group, Inc., 1180 N. Town Center Drive, Suite 100, Las Vegas, NV 89144.

(2)	Intentionally Omitted.

(3)	Intentionally Omitted.

(4)	Held by First Stage Capital, Inc. over which Mr. Okamoto holds sole voting and dispositive power.

(5)	Represents vested portion of Option Award under the Company’s 2018 Equity Incentive exercisable within 60 days.

(6)	Assumes 8,720,405 shares of Company common stock issued and outstanding upon shareholder approval of the potential change of control resulting from the Acquisition.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name and Address	Age	Date First Elected or Appointed	Position(s)
Merrick Okamoto	58	August 13, 2017	Chief Executive Officer
David Lieberman	74	August 13, 2017	Chief Financial Officer and Director
James Crawford	44	March 1, 2013	Chief Operating Officer
Fred Thiel	58	April 24, 2018	Director
Michael Rudolph	68	August 17. 2018	Director
Michael Berg	70	August 17, 2018	Director

Background of officers and directors

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating each person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Merrick D. Okamoto - Chief Executive Officer

Mr. Merrick D. Okamoto, age 58, serves as the President at Viking Asset Management which he co-founded in 2002. Mr. Okamoto is responsible for research, due diligence, and structuring potential investment opportunities. He has been instrumental in providing capital to over 200 private and public companies. He is also responsible for the firm’s trading operations. Prior to Viking, Mr. Okamoto co-founded TradePortal.com, Inc. in 1999 and served as its President until 2001. He was instrumental in developing the proprietary Trade Matrix software platform offered by TradePortal Securities. Mr. Okamoto’s negotiations were key in selling a minority stake in TradePortal.com Inc. to Thomson Financial. Prior to that, he held Vice President positions with Shearson Lehman Brothers, Prudential Securities, and Paine Webber.

David P. Lieberman - Chief Financial Officer and Director

Mr. David Lieberman, age 74, is a seasoned business executive with over 40 years of financial experience beginning with five years as an accountant with Price Waterhouse. He has extensive experience as a senior operational and financial executive serving both multiple public and non-public companies. Mr. Lieberman currently serves as the President of Cobra International and Lieberman Financial Consulting where he acts as administrator for several investment groups. Previously he served as CFO and Director for MEDL Mobile Holdings, Inc., and CFO and Director of Datascension, Inc., a telephone market research company that provides both outbound and inbound services to corporate customers, since January 2008 and a director of that company since 2006. From 2006 to 2007, he served as Chief Financial Officer of Dalrada Financial Corporation, a publicly traded payroll processing company based in San Diego. From 2003 to 2006, he was the Chief Financial Officer for John Goyak & Associates, Inc., a Las Vegas-based aerospace consulting firm. Mr. Lieberman attended the University of Cincinnati, where he received his B.A. in Business, and is a licensed CPA in the State of California.

James Crawford - Chief Operating Officer

Mr. Crawford, age 44, was a founding member of Kino Interactive, LLC, and of AudioEye, Inc. Mr. Crawford’s experience as an entrepreneur spans the entire life cycle of companies from start-up capital to compliance officer and director of reporting public companies. Prior to his involvement as Chief Operating Officer of the Company, Mr. Crawford served as a director and officer of Augme Technologies, Inc. beginning March 2006, and assisted the company in maneuvering through the initial challenges of acquisitions executed by the company through 2011 that established the company as a leading mobile marketing company in the United States. Mr. Crawford is experienced in public company finance and compliance functions. He has extensive experience in the area of intellectual property creation, management and licensing. Mr. Crawford also served on the board of directors Modavox and Augme Technologies, and as founder and managing member of Kino Digital, Kino Communications, and Kino Interactive.

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Fred Thiel - Director

Mr. Thiel, age 58, has been the Chairman of SPROCKET, INC. since June 2017, a Blockchain/Cryptocurrency technology and financial services company whose mission is to reduce the risk and friction of cryptocurrency trading across marketplaces, regions and exchanges by establishing a federation of exchanges that together create a single aggregated global trading market place with large scale liquidity, rapid execution, minimal counter-party risk, and price transparency. From January 2013 until November 2015, Mr. Thiel served as a director of Local Corporation, which was a NASDAQ listed entity which was a leader in on-line local search and digital media, mobile search monetization and programmatic retargeting markets. He served as Chairman of the Board of LOCAL from January 2014 to November 2015 and as its Chief Executive Officer from May 2014 to November 2015. Mr. Thiel has been the principal of Thiel Advisors Inc. since 2013. Thiel Advisors is a boutique advisory firm providing PE and VC firms, as well as public and private company boards of director, with deep technology industry operating expertise and strategic advisory services.

Michael Rudolph - Director

Mr. Rudolph, age 68, has served as the President and Chief Executive Officer of the Edgehill Group since July 1995, a consulting firm which provides financial management, operational expertise, strategic and tactical advice, project management and change management guidance. In connection therewith, he served as a contract Chief Financial Officer of ConsejoSano, Inc., a Hispanic telehealth provider, from May 2016 to July 2017; as the Chief Financial Officer of Fullbottle Group, Inc., an online advertising agency, from April 2014 to May 2017; as a contract Chief Financial Officer and Chief Administrator Officer of Calaborate Inc., a mobile app developer, from October 2013 to April 2014; and as interim Chief Financial Officer and Chief Administrative Officer of a software subsidiary company, Videro LLC and Videro, Inc from July 2011 to September 2015. In addition, Mr. Rudolph provided interim management as CEO and CFO for several online businesses and firms. From January 2001 until March 2016, Mr. Rudolph co-founded and served as Chief Financial Officer and Managing Member of Viking Asset Management, LLC, an SEC registered investment adviser (“RIA”) where he was responsible for finance, operations, treasury, audit, tax, legal, compliance and investor relations for the funds and the RIA and had direct management responsibility for 17 full time employees. From November 1989 to June 1995, Mr. Rudolph was the managing director at Charles Schwab & Co., Inc., in San Francisco, California, during which he managed non-trading functions for the Institutional Brokerage Division including sales/marketing, operations, compliance, financial planning/reporting and research and managed 10 full time employees and a $4.5 million budget. Mr. Rudolph attended Washington University in St. Louis, MO, where he received his M.B.A. in Finance/Marketing. He received his B.S. in Biochemistry from Purdue University in West Lafayette, IN, and was a licensed FINRA registered investment advisor from April 2001 to March 2011.

Michael Berg - Director

Mr. Berg, age 70, has been a practicing accountant for over 30 years. Since May of 2011, he has served on the Board of Directors of Sol Array, a high technology company based in China, which develops next generation solar cells, and serves as an advisor to several small public companies. From September of 1977 until June of 1985, he was an audit manager for Coopers & Lybrand (now PWC) in San Francisco and in January 2008, co-founded and served as the West Coast PIC of PMB Helin Donovan, a 100+ person CPA firm. From September 1988 until December 2000, Mr. Berg served as the Chief Financial Officer of a public real estate company and a high tech manufacturer and a research and development company. He has established several independent companies including EXIS in January 1992, which sold and installed a proprietary software product which he helped develop for distributed general ledgers systems. Most recently, in January 2014, he formed the Registry of Accredited Investors that provides services to investors and companies in Reg D offerings. His industry experience ranges from finance and distribution to high tech, pharma, real estate and construction. Mr. Berg has worked extensively with public companies and has participated in many public offerings in national markets. From January 1989 until October 1996, he was the President of the Board of Directors of the Names Project and formed a not-for-profit called the Permanent Display aimed at creating a San Francisco landmark for the AIDs Quilt. In March 2005, Mr. Berg also helped found Welcome, a 501C (3) that provides homeless outreach in the Upper Polk Street area of San Francisco. Mr. Berg attended San Francisco State University, where he received his B.A. in Accounting, and is a licensed CRFA, CFF and CPA in the States of California and New York.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.marathonpg.com.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

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Term of Office

Our Board of Directors is comprised of five directors, of which all five seats are currently occupied, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class III directors will serve until the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class II directors, will serve until the 2022 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Mr. Fred Thiel, Mr. Michael Berg and Mr. Michael Rudolph are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.marathonpg.com.

Audit Committee

The Audit Committee members are currently Mr. Fred Thiel, Mr. Michael Berg and Mr. Michael Rudolph, with Mr. Michael Berg as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently Mr. Fred Thiel, Mr. Michael Berg and Mr. Michael Rudolph, with Mr. Michael Rudolph as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

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Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently Mr. Fred Thiel, Mr. Michael Berg and Mr. Michael Rudolph with Mr. Fred Thiel as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions partially combined.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2018, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2018 and 2017 awarded to, earned by or paid to our executive officers or most highly paid individuals. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718. As described further in “Note 5 — Stockholders’ Equity - Common Stock Options” in our Notes to Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2018, the assumptions made in the valuation of these option awards and stock awards is set forth therein.

Name and Principal Position	Year	Salary	Bonus Awards	Stock Awards	Option Awards	Non-Equity Plan Compensation	Nonqualified Deferred Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Merrick Okamoto (1)	2018	58,333	250,000	-	1,263,925	-	-	223,308	1,795,566
CEO	2017	-	-	-		-	-	-	-
David Lieberman (2)	2018	127,500	35,000	-	50,577	-	-	-	213,077
CFO & Director	2017	-	-	-	-	-	-	-	-
James Crawford (3)	2018	110,000	5,000	-	25,278	-	-	-	215,000
COO	2017	152,622	50,000	-	-	-	-	22,058	224,680
Doug Croxall (4) Former CEO and	2018	-	-	-	-	-	-	80,000	80,000
Chairman	2017	366,256	459,000	756,000		-	-	76,881	1,658,137
Francis Knuettel II (5)	2018	64,477	75,000	86,000	-	-	-	-	225,477
CFO & Secretary	2017	282,917	185,000	54,000	-	-	-	41,537	563,453
David Liu (6)	2018	-	-	-	-	-	-	-	-
CTO	2017	52,083	-	-	-	-	-	15,711	67,794
Erich Spangenberg (7) Dir. of Acquisitions	2018	-	-	-	-	-	-	-	-
& Licensing	2017	142,728	200,000	-	-	-	-	21,550	364,277

(1)	Merrick Okamoto entered into a new employment agreement in October 11, 2018 which replaced his prior employment agreement.
(2)	David Lieberman entered into a new employment agreement in October 15, 2018 which replaced his prior employment agreement.
(3)	James Crawford entered into a new employment agreement in August 30, 2017 which replaced his prior employment agreement.
(4)	Doug Croxall entered into a Retention Agreement on August 22, 2017, as amended, pursuant to which his employment with the Company terminated on December 31, 2017.
(5)	Francis Knuettel II entered into a Retention Agreement on August 30, 2017 which replaced his prior employment agreement, and his employment with the Company was terminated on April 22, 2018.
(6)	David Liu was appointed as the Chief Technology Officer of the Company on July 18, 2016, and his employment with the Company was terminated on March 15, 2017.
(7)	Erich Spangenberg was appointed as the Director of Acquisitions and Licensing on May 11, 2016 and his employment with the Company was terminated on August 3, 2017.

Employment Agreements

On October 11, 2018, we entered into a 2-year Employment Agreement, subject to successive one year extensions, with Merrick Okamoto, pursuant to which Mr. Okamoto will serve as the Executive Chairman and Chief Executive Officer of the Company. Pursuant to the terms of the Agreement, Mr. Okamoto shall receive a base salary at an annual base salary of $350,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Okamoto’s services, we agreed to issue Mr. Okamoto 10-year stock options to purchase 5,000,000 shares of Common Stock, with a strike price of $0.58 per share, vesting 50 % on the date of grant and 25% on each 6 months anniversary of the date of grant.

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On October 15, 2018, we entered into a 2-year Employment Agreement, subject to successive one year extensions, with David Lieberman, pursuant to which Mr. Lieberman will serve as the Chief Financial Officer of the Company. Pursuant to the terms of the Lieberman Agreement, Mr. Lieberman shall receive a base salary at an annual base salary of $180,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Lieberman’s services, we agreed to issue Mr. Lieberman 10-year stock options to purchase 200,000 shares of Common Stock, with a strike price of $0.58 per share, vesting 50% on the date of grant and 25% on each 6 months anniversary of the date of grant.

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2018 and 2017 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718. As described further in “Note 5 — Stockholders’ Equity (Deficit) — Common Stock Warrants” in our Consolidated Financial Statements, a discussion of the assumptions made in the valuation of these warrant awards.

Name		Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Merrick Okamoto
	2018	-	-	-	-	-	-	-
	2017	31,903	150,500	-	-	-	-	182,403
David Lieberman
	2018	5,430	-	-	-	-	-	5,430
	2017	6,467	64,500	-	-	-	-	70,967
Richard Chernicoff (1)
	2018	-	-	-	-	-	-	-
	2017	28,797	-	-	-	-	-	28,797
Edward Kovalik
	2018	8,000	-	-	-	-	-	8,000
	2017	41,750	64,500	-	-	-	-	106,250
Michael Rudolph (2)
	2018	7,500	-	-	-	-	-	7,500
	2017	-	-	-	-	-	-	-
Michael Berg (3)
	2018	7,500	-	-	-	-	-	7,500
	2017	-	-	-	-	-	-	-
Christopher Robichaud
	2018	8,000	-	-	-	-	-	8,000
	2017	25,346	64,500	-	-	-	-	89,846
Richard Tyler (4)
	2018	-	-	-	-	-	-	-
	2017	28,500	-	-	-	-	-	28,500
Fred Thiel (5)
	2018	13,069	-	-	-	-	-	13,069
	2017	-	-	-	-	-	-	-

(1)	Mr. Richard Chernicoff resigned as a member of the Company’s Board of Directors on August 13, 2017.
(2)	Mr. Rudolph was appointed on August 17, 2018.
(3)	Mr. Berg was appointed on August 17, 2018.
(4)	Mr. Richard Tyler resigned as a member of the Company’s Board of Directors on August 13, 2017.
(5)	Mr. Fred Thiel was appointed on April 24, 2018.

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Employee Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

On August 1, 2012, our Board and stockholders adopted the 2012 Equity Incentive Plan, pursuant to which 384,616 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers, after giving effect to the Reverse Split.

On September 16, 2014, our Board adopted the 2014 Equity Incentive Plan (the “2014 Plan”), and only July 31, 2015, the shareholders approved the 2014 Plan at the Company’s annual meeting. The 2014 Plan authorizes the Company to grant stock options, restricted stock, preferred stock, other stock-based awards, and performance awards to purchase up to 500,000 shares of common stock. Awards may be granted to the Company’s directors, officers, consultants, advisors and employees. Unless earlier terminated by the Board, the 2014 Plan will terminate, and no further awards may be granted, after September 16, 2024.

On September 6, 2017, our Board adopted the 2017 Equity Incentive Plan, subsequently approved by the shareholders on September 29, 2017, pursuant to which up to 2,500,000 shares of our common stock, stock options, restricted stock, preferred stock, stock-based awards and other awards are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers.

On January 1, 2018, our Board adopted the 2018 Equity Incentive Plan, subsequently approved by the shareholders on March 7, 2018, pursuant to which up to 10,000,000 shares of our common stock, stock options, restricted stock, preferred stock, stock-based awards and other awards are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers.

As of December 31, 2018, and within sixty (60) days thereafter, the following sets forth the option and stock awards to officers of the Company:

	Option Awards					Stock awards
	Number of securities underlying unexercised options (1)	Number of securities underlying unexercised options	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares of units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#) exercisable	(#) unexercisable	(#) unexercisable	($)		(#)	($)	(#)	($)
Merrick Okamoto	2,500,000	-	-	$0.58	10/12/28	-	-	-	-
David Lieberman	100,000	-	-	$0.58	10/12/28	-	-	-	-
James Crawford	20,000	-	-	$25.60	10/31/24	-	-	-	-
James Crawford	8,750	-	-	$7.44	10/14/25	-	-	-	-
James Crawford	7,500	-	-	$16.66	05/14/24	-	-	-	-
James Crawford	50,000	-	-	$0.58	10/12/28	-	-	-	-

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee of any other entity that has one or more of its executive officers serving as a member of our Board.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2018, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Thiel, Mr. Rudolph and Mr. Berg, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.marathonpg.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2018, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

THE AUDIT COMMITTEE:

Michael Berg (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than disclosed herein, there were no transactions during the year ended December 31, 2018 or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including a Code of Business Conduct and Ethics (“Code”) can be found on our website at www.marathonpg.com by following the link to “Investors” and then to “Governance Docs.”

Our Code of Business Conduct and Ethics, effective December 2017, applies to directors, executive officers and employees of the Company. This Code is intended to focus the directors, executive officers and employees on areas of ethical risk, provide guidance to directors, executive officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. Each director, executive officer and employee must comply with the letter and spirit of this Code.

We require that Directors and executive officers must be loyal to the Company and must act at all times in the best interest of the Company and its shareholders and subordinate self-interest to the corporate and shareholder good. Directors and executive officers should never use their position to make a personal profit. Directors and executive officers must perform their duties in good faith, with sound business judgment and with the care of a prudent person.

A “conflict of’ interest” occurs when the private interest of’ a director, executive officer or employee interferes in any way, or appears to interfere, with the interests of the Company as a whole. Conflicts of interest also arise when a director, executive officer or employee, or a member of his or her family, receives improper personal benefits as a result of his or her position as a director, executive officer or employee of the Company. Loans to, or guarantees of the obligations of a director, executive officer or employee or of a member of his or her family, may create conflicts of interest. Directors and executive officers must avoid conflicts of interest with the Company. Any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company must be disclosed immediately to the Chairman of the Board. This Code does not attempt to describe all possible conflicts of interest that could develop. Some of the more common conflicts from which directors and executive offices must refrain, however, are set out below.

● Relationship of Company with third-parties. Directors, executive officers and employees may not engage in any conduct or activities that are inconsistent with the Company’s best interests or that disrupt or impair the Company’s relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship.

● Compensation from non-Company sources. Directors, executive officers and employees may not accept compensation, in any form, for services performed for the Company from any source other than the Company.

● Gifts. Directors, executive officers and employees and members of their families may not offer, give or receive gifts from persons or entities who deal with the Company in those cases where any such gift is being made in order to influence the actions of a director as a member of the Board or the actions of an executive officer as an officer of the Company, or where acceptance of the gifts would create the appearance of a conflict of interest

Directors, executive officers and employees must maintain the confidentiality of information entrusted to them by the Company or its customers, and any other confidential information about the Company that comes to them, from whatever source, in their capacity as a director, executive officer or employee, except when disclosure is authorized or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

No waiver of any provisions of the Code for the benefit of a director or an executive officer (which includes without limitation, for purposes of this Code, the Company’s principal executive, financial and accounting officers) shall be effective unless (i) approved by the Board of Directors, and (ii) if applicable, such a waiver is promptly disclosed to the Company’s shareholders in accordance with applicable United States securities laws and/or the rules and regulations of the exchange or system on which the Company’s shares are traded or quoted, as the case may be.

20

PROPOSAL NO. 1

TO APPROVE, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635, THE ISSUANCE OF SHARES OF MARATHON PATENT GROUP, INC.’S COMMON STOCK EXCEEDING 19.99% OF THE NUMBER OF SHARES OUTSTANDING ON AUGUST 28, 2019 FROM THE ISSUANCE OF SHARES OF COMMON STOCK TO BE ISSUED IN CONJUNCTION WITH THE ACQUISITION OF 6,000 S-9 BITMAIN 13.5 TH/S BITCOIN ANTMINERS FROM SELECTGREEN BLOCKCHAIN LTD. (THE “NASDAQ MARKETPLACE RULE PROPOSAL”);

GENERAL DESCRIPTION OF PROPOSAL

The stockholders of the Company are being asked to approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of shares of Marathon Patent Group, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019 from the issuance of shares of common stock to be issued in conjunction with the acquisition of 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers from SelectGreen Blockchain Ltd. (the “Nasdaq Marketplace Rule Proposal”);This proposal is referred to in this Proxy Statement as the “Nasdaq Marketplace Rule Proposal” or “Proposal 1.” You are being asked to consider and vote upon the Nasdaq Marketplace Rule Proposal that would permit us to issue a number of shares of our common stock in excess of the Exchange Cap pursuant to the the asset purchase agreement for the purchase of the Antminers referenced in this paragraph. The information set forth in this Proposal 1 is qualified by the terms of the aforementioned asset purchase agreement, which is included as an exhibit to our Current Report on Form 8-K filed with the SEC on August 29, 2019.

On August 28, 2019, Marathon Patent Group, Inc. (the “Company”) entered into an Asset Purchase Agreement with SelectGreen Blockchain Ltd, a British Columbia corporation (“Seller”) to acquire 6,000 S-9 Bitmain 13.5 TH/s Bitcoin Antminers (“Antminer S-9 miners” or “S-9s”). The transaction (“Acquisition”), which is scheduled to close upon completion of the review of the Listing of Additional Shares application filed with Nasdaq with regard to the transaction, will be an all-stock private placement whereby the Company will issue 2,335,000 unregistered Common Stock shares at a price above the current market in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. Upon consummation of the transaction, the Company will have 8,720,405 shares of common stock issued and outstanding. The asset purchase agreement contains a share cap provision which states that the Company will not issue more than the number of shares of our Common Stock issuable by the Company pursuant to Nasdaq Marketplace Rule 5635(b) before receipt of shareholder approval of Proposal No. 1.

The Miners will be placed into service in a Co-Location hosting facility with electricity costs of $0.035 per KwH and $0.02 per KwH for the all-in hosting management. The combined cost of $0.055 per KwH equates to a breakeven of approximately $5,050 per Bitcoin resulting in a 100% increase in gross profit from breakeven for each Bitcoin earned from mining at a price of $10,000/BTC.

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Selectgreen Blockchain, Ltd. is a British Columbia company which was incorporated in 2019 as a vehicle pursuant to which the services of various individuals with expertise in the cryptocurrency industry and individuals who have contacts to obtain S9 Antminers to be aggregated and sold to Marathon. Selectgreen does not currently have nor has it ever had an operating business. Pursuant to a series of management services agreements, all dated on or about August 1, 2019, the below described parties were each independently engaged to provide the described services as described for each individual. Selectgreen Blockchain has represented that the agreements with each individual were entered into separately, and that it is unaware of any relationships between the various service providers or of any relationships between the service providers and Selectgreen other than provision of services under the various master service agreements.

The breakdown of the distribution of the shares to be paid as consideration is as follows. All of the recipients are unrelated parties, do not share any voting or other power and are not a group. Furthermore, none of the recipients is a shareholder, director or employee of Selectgreen and as a result of the issuances, no one person will own 10% or more of the issued and outstanding shares of Marathon.

100,000 – Recipient 1

○	Analysis for hosting facility - independent

100,000 – Recipient 2

○	Analysis for valuation of machines - independent

100,000 – Recipient 3

○	Analysis for valuation of machines – independent to corroborate Growth Ventures

135,000 – Recipient 4

○	Source for 1,000 S9’s

175,000 – Recipient 5

○	Arrange shipping of machines to storage facility in Buffalo

400,000 – Recipient 6

○	Advisor to Select Green working directly with Marathon to close deal.

425,000 – Recipient 7

○	Source for 5,000 S9’s

●	450,000 – Recipient 8

○	Hosting Facility referral source

●	450,000 – Recipient 9

○	Referral for 5,000 S9’s

Thus, under Nasdaq FAQ 195, the transaction will not result in a change in control as no one recipient will receive even 10% of the issued and outstanding shares of Marathon, and there are no arrangements or other agreements among the recipients and/or the recipients and Marathon or Selectgreen. Rather, each issuance is solely as a result of compensation for services to Selectgreen as described above.

NECESSITY OF STOCKHOLDER APPROVAL

As a result of being listed for trading on the Nasdaq Global Market, issuances of the Company’s common stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Marketplace Rule 5635.

Nasdaq Marketplace Rule 5635 requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock, with market value determined by reference to the closing price immediately before the issuer enters into a binding agreement for the issuance of such securities. Thus, we need approval to issue the remaining 1,064,304 shares issuable with respect to the acquisition described above.

Accordingly, we are requesting in this Proposal 1 that our stockholders approve, in accordance with Nasdaq Marketplace Rule 563, the issuance of shares of common stock exceeding 19.99% of the number of shares outstanding on August 28, 2019.

POTENTIAL ADVERSE EFFECTS

If this proposal is approved by the shareholders, an additional 1,064,304 shares will be issued in conjunction with the acquisition of the Antminers, which is the maximum issuable.

EFFECT ON CURRENT STOCKHOLDERS IF THIS PROPOSAL IS NOT APPROVED

If our stockholders do not approve this Proposal 1, then the aggregate number of shares of common stock issuable will be limited to the Exchange Cap, or 1,270,696 shares. In addition, we will be required to seek stockholder approval of this proposal, at the Company’s expense, every 90 days following the Annual Meeting until we receive stockholder approval of this proposal. We are not seeking stockholder approval to authorize the offering of common stock or the acquisition, the entry into or the closing of the transaction, or the execution of the related transaction documents, as we have already entered into and closed the transaction and executed the related transaction documents, which are binding obligations on us. The failure of our stockholders to approve this Proposal 1 will not negate the existing terms of such transaction documents or any other documents relating to the offering of common stock or the acquisition.

VOTE REQUIRED

Approval of this Proposal 1 (otherwise referred to as the Nasdaq Marketplace Rule Proposal) requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this proposal at the Annual Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ MARKETPLACE RULE PROPOSAL.

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This prospectus is part of a registration statement filed with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement on Schedule 14A the information that we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. The following documents are incorporated by reference and made a part of this prospectus:

●	Annual Report on Form 10-K for the year ended December 31, 2018 filed on March 25, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, filed on May 10, 2019 and August 1, 2019, respectively;

●	Our Definitive Proxy Statement on Schedule 14A and accompanying additional proxy materials filed with the SEC on November 5, 2018 and November 14, 2018

●

Current Reports on Form 8-K (excluding any reports or portions thereof that are deemed to be furnished and not filed) filed on March 25, 2019, April 5, 2019, April 25, 2019, May 10, 2019, May 24, 2019, July 19, 2019 August 29, 2019 and October 4, 2019; and

●	Our registration statement on Form 8-A filed on April 12, 2012 and June 22, 2014.

We also incorporate by reference all additional documents that we file with the Securities and Exchange Commission under the terms of Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are made after the date of the initial registration statement but prior to effectiveness of the registration statement and after the date of this prospectus but prior to the termination of the offering of the securities covered by this prospectus. We are not, however, incorporating, in each case, any documents or information that we are deemed to furnish and not file in accordance with Securities and Exchange Commission rules.

You may request, and we will provide you with, a copy of these filings, at no cost, by calling us at (702) 945-2773 or by writing to us at the following address:

Marathon Patent Group, Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89114

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the issuance of shares of our common stock in the Acquisition, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

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PROPOSAL NO. 2

THE ELECTION OF TWO CLASS II DIRECTORS

General

Two Class II directors are to be elected at this Annual Meeting to serve until the 2022 annual meeting of shareholders or until a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of Class II directors to be elected. Election of the Class II directors requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominees for the Class II directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date.

Nominee for Class II Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
Michael Berg	70	August 17, 2018	Class II Director
Michael Rudolph	68	August 17, 2018	Class II Director

Michael Berg -

Director of the Company since August 17, 2018. Mr. Berg, age 70, has been a practicing accountant for over 30 years, Since, May of 2011, he has served on the Board of Directors of Sol Array, a high technology company based in China, which develops next generation solar cells, and serves as an advisor to several small public companies. From September of 1977 until June of 1985, he was an audit manager for Coopers & Lybrand (now PWC) in San Francisco and in January 2008, co-founded and served as the West Coast PIC of PMB Helin Donovan, a 100+ person CPA firm. From September. He has established several independent companies including EXIS in January, 1992, which sold and installed a proprietary software product which he helped develop for distributed general ledger systems . Mr. Berg has worked extensively with public companies and as participated in many public offerings in national markets. The Board believes that Mr. Berg meets the definition of an “Independent Director” as defined by NASDAQ.

Michael Rudolph –

Mr. Rudolph, age 68, has served since July 1995, as the President and Chief Executive Officer of the Edgehill Group, Inc. a consulting firm which provides financial management, operational expertise, strategic advice, practical management and tactical guidance. Among other assignments Mr. Rudolph served as the Contract Chief Financial Officer for Consejosano, Inc., a Hispanic Telehealth provider, from May 2016 to July 2017. Mr. Rudolph also was the Chief Financial Officer of Fullbottle, Inc., an online advertising agency from April 2014 to May 2017. Mr. Rudolph co-founded and served as Chief Financial Officer and Managing Member of Viking Asset Management, LLC an SEC registered investment advisor (“RIA”) from January 2001 until March 2016. The Board believes that Mr. Rudolph meets the definition of an “Independent Director” as defined by NASDAQ.

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of Mr. Berg and Mr. Rudolph to serve as Class II directors until the 2022 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019

The Board of Directors has appointed RBSM LLP (“RBSM”) as our independent registered certified public accounting firm for the fiscal year 2019 and has further directed that the selection of RBSM be submitted to a vote of shareholders at the Annual Meeting for ratification.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017, on January 11, 2017, the Company notified SingerLewak LLP (“SingerLewak”) of its dismissal, effective January 11, 2017, as the Company’s independent registered public accounting firm. SingerLewak served as the auditors of the Company’s financial statements for the period from April 16, 2014 through the date of dismissal. With approval from the Board on January 5, 2017, the Company appointed BDO USA, LLP (“BDO”), effective January 11, 2017, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017, on November 27, 2017, the Company received notice from BDO that it resigned as the Company’s auditor effective immediately. On November 30, 2017, the Board appointed RBSM as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

As described below, the shareholder vote is not binding on the Board. If the appointment of RBSM is not ratified, the Board will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of RBSM is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of RBSM are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

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PROPOSAL NO. 4 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, Marathon Patent Group, Inc. at 1180 N. Town Center Drive, Suite 100, Las Vegas, NV 89144, we will provide without charge to each person requesting a copy of our 2018 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2018 Annual Report, and Quarterly Report for the quarter ended June 30, 2019, are available on our Internet website at www.marathonpg.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Merrick D. Okamoto
Merrick D. Okamoto
Chairman of the Board of Directors

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APPENDIX A

MARATHON PATENT GROUP, INC.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on November 14, 2019. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it to
EQUITY STOCK TRANSFER,
237 W 37TH ST, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

VOTE BY FAX or EMAIL

Mark, sign, and date this proxy card and promptly return it by fax:
(646) 201-9006 ATTN: Shareholder Services
OR EMAIL: proxy@equitystock.com

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Marathon Patent Group, Inc.

The undersigned hereby appoints Merrick Okamoto, CEO, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.0001 par value per share, of Marathon Patent Group, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Marathon Patent Group, Inc., to be held at 10:00 a.m. (PDT) on November 15, 2019 at 1180 N Town Center Drive, Suite 100, Las Vegas, Nevada, and any and all adjournments or postponements thereof on the proposals set forth below and any other matters properly brought before the Meeting.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 4

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES

A-1